As filed with the Securities and Exchange Commission on June 28, 2005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Under

The Securities Act of 1933

Date of Report (Date of earliest event reported): June 27, 2005

PHYSIOMETRIX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	77-0248588
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Five Billerica Park

101 Billerica Avenue

North Billerica, Massachusetts 01862

(Address of Principal Executive Offices) (Zip Code)

John A. Williams
President and Chief Executive Officer
Physiometrix, Inc.
Five Billerica Park

101 Billerica Avenue
North Billerica, Massachusetts 01862
(978) 670-2422

(Name and Address of Agent for Service)

(Telephone Number, Including Area Code, of Agent for Service)

Copies to:

James T. Lidbury, Esq. Mayer, Brown, Rowe & Maw LLP 71 South Wacker Drive Chicago, Illinois 60606-4637 (312) 701-8492	Christopher D. Mitchell, Esq. Wilson Sonsini Goodrich & Rosati Professional Corporation 650 Page Mill Road Palo Alto, California 94304 (650) 493-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2005, the Board of Directors of Physiometrix, Inc. (the “Company”) approved an amendment to the Company’s Bylaws, effective as of June 27, 2005, allowing for electronic or telephonic proxy voting by the corporation’s shareholders.

Formerly, the first two sentences of Section 2.12 of the Company’s bylaws provided, “Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.  A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact.”

The first, second and third sentences of Section 2.12 of the Company’s Bylaws now read as follows:

“Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person, via telephonic transmission or electronic transmission, by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, electronic transmission, or otherwise) by the stockholder or the stockholder’s attorney-in-fact.  A proxy may be transmitted by an oral telephonic transmission if it is submitted with information from which it may be determined that the proxy was authorized by the stockholder, or his or her attorney in fact.”

Item 9.01 Exhibits

Attached and incorporated by reference in this Form 8-K is the following exhibit:  The Amended and Restated Bylaws of Physiometrix, Inc.

Exhibit No.	Description

3.6	The Amended and Restated Bylaws of Physiometrix, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYSIOMETRIX, INC.

Date: June 29, 2005

	By:	/s/ John A. Williams
	Name:	John A. Williams
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

3.6	The Amended and Restated Bylaws of Physiometrix, Inc.